Exhibit 10.2

CORRECTIVE AMENDMENT TO

AGREEMENT FOR THE PURCHASE OF SHARES

OF SOLARWINDOW TECHNOLOGIES, INC.

THIS CORRECTIVE AMENDEMENT made as of _______________, 2021 (the “Corrective Amendment”), to the Agreement dated _____________, 2021 (the “Agreement”) between KALEN CAPITAL CORPORATION, a company incorporated and registered in Canada whose registered office is at 688 West Hastings Street, Suite 700, Vancouver, BC, V6B 1P1, Canada (the "Seller" or "Kalen"), and its relevant subsidiaries, including but not necessarily limited to Kalen Capital Holdings LLC and LIGHT QUANTUM ENERGY HOLDINGS, a company incorporated and registered in the Cayman Islands with company number MC-330103 whose registered office is at c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104 Cayman Islands (the "Buyer" or "LQE").

1.	RECITALS:

Section A of the Recitals to the Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

“The Company has an issued share capital of 53,198,399 shares of common stock, par value US$0.001 quoted on the OTC Markets Group, Inc.'s' OTCPINK Current Information (the "Common Shares").”

2.	INTERPRETATION:

The definition of “Sale Shares” in Section 1.1 of the Agreement is hereby deleted and the following substituted in lieu thereof:

““Sale Shares” means the 32,984,331 and 16,780,167 cash only Warrants and 1,781,750 cashless Warrants.”

3.	INDEMINIFICATION:

Section 8 of the Agreement is hereby deleted and the following substituted in lieu thereof:

“Whereas the Buyer is entering into this Agreement based on the Warranties of the Seller, from and after Completion, the Seller shall indemnify, defend and hold harmless the Buyer and each of its Representatives (the "Buyer Indemnified Parties") from and against, and shall compensate and reimburse the Indemnified Parties for, any and all losses, claims, damages, penalties, fines, expenses or liabilities of any kind whatsoever (including attorneys' fees and expenses) (collectively, "Losses") incurred by the Indemnified Parties (whether such Losses relate to a direct claim or a third party claim) as a result of the actions of the Seller.

Whereas the Seller is entering into this Agreement based on the Warranties of the Buyer, from and after Completion, the Buyer shall indemnify, defend and hold harmless the Seller and each of its Representatives (the "Seller Indemnified Parties") from and against, and shall compensate and reimburse the Indemnified Parties for, any and all losses, claims, damages, penalties, fines, expenses or liabilities of any kind whatsoever (including attorneys' fees and expenses) (collectively, "Losses") incurred by the Indemnified Parties (whether such Losses relate to a direct claim or a third party claim) as a result of the actions of the Buyer.”

4.	EFFECTIVE DATE: This Corrective Amendment shall be effective for all purposes as of the amendment date first above stated.

5.	NO OTHER AMENDMENTS: Capitalized terms used in this Corrective Amendment not otherwise defined shall have the meaning ascribed to such terms in the Agreement. Except as modified by this Corrective Amendment, all of the terms and provisions of the Agreement are hereby expressly ratified and confirmed and shall remain in force and effect.

6.	COUNTERPARTS: This Corrective Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

SIGNATURE PAGE FOLLOWS

Signed and delivered for and on behalf of KALEN CAPITAL CORPORATION by Harmel S. Rayat, being a person so authorised to act on behalf of the company in accordance with the laws of Canada in the presence of a witness:

		) ) ) ) ) )	…………………………… Harmel S. Rayat, President
Witness Signature:	……………………….
Witness Name:	……………………….
Witness Address:	………………………. ………………………. ……………………….
Witness Occupation:	……………………….

Signed and delivered for and on behalf of Light Quantum Energy Holdings by ……………….., being a person so authorised to act on behalf of the company in accordance with the laws of the Cayman Islands in the presence of a witness:

		) ) ) ) )	…………………………… [insert signatory name], [title]
Witness Signature:	……………………….
Witness Name:	……………………….
Witness Address:	………………………. ………………………. ……………………….
Witness Occupation:	……………………….